UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2010

MIDDLEBROOK PHARMACEUTICALS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-50414	52-2208264
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Village Circle, Suite 100, Westlake, Texas	76262
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 837-1200

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2010, the Board of Directors of MiddleBrook Pharmaceuticals, Inc. (“MiddleBrook” or the “Company”) approved the MiddleBrook Pharmaceuticals, Inc. Management Incentive Plan (the “Plan”), which provides for incentive payment(s) to six employees (each, a “Covered Employee”), including each of the Company’s named executive officers: David Becker, the Company’s Executive Vice President, Chief Financial Officer and Acting Chief Executive Officer and President; Brad Cole, the Company’s Senior Vice President and General Counsel; Timothy Miller, the Company’s Senior Vice President, Sales Operations and Administration; and Donald Treacy, the Company’s Senior Vice President, Manufacturing and Product Development. As previously disclosed on May 4, 2010, MiddleBrook filed a voluntary petition for bankruptcy protection on April 30, 2010 under Chapter 11 of the United States Bankruptcy Code. The filing was made in the United States Bankruptcy Court in the District of Delaware (the “Bankruptcy Court”), case number 10-11485, and the Plan is subject to the approval of the Bankruptcy Court (the Bankruptcy Case”).

Pursuant to the Plan, each Covered Employee will be entitled to receive a payment from a pool established under the Plan, subject to satisfaction of the following conditions: (i) the Covered Employee remains employed by the Company through the earlier of: (x) the closing date of a sale of the Company’s KEFLEX and MOXATAG assets (an “Asset Sale”), (y) a stand alone plan of reorganization is confirmed in the Bankruptcy Case, or (z) his or her termination of employment by the Company for any reason other than for cause (in either case, the “Covered Employee Date”), (ii) the Company’s satisfaction in full of all liabilities to creditors through the bankruptcy process, with funds remaining available for distribution to holders of MiddleBrook common stock of more than $7.5 million, and (iii) the Covered Employee agrees to a reduction of twelve and one-half percent (12.5%) in the value of any severance he or she is entitled to receive under the Company’s standard employee severance policy or a separate employment arrangement with the Company. Each Covered Employee’s distribution from the pool will be determined by multiplying his or her current annual base salary by the Company’s achievement of pre-established metrics related to the bankruptcy proceedings, including the remaining dollar value of funds available for distribution to MiddleBrook common stockholders. The maximum aggregate amount payable to the Covered Employees under the pool is $2.30 million, which excludes any amount a Covered Employee may receive as severance under the Company’s standard employee severance policy or under a separate employment arrangement with the Company. If the Covered Employee’s employment is terminated by the Company for cause or the Covered Employee voluntarily terminates his or her employment with the Company for any reason prior to the Covered Employee Date, he or she will not be entitled to receive an incentive payment under the Plan.

The Plan also provides for incentive payments to certain other employees equal to one additional week’s pay for each week of continued service, which will be paid in one lump sum payment on the earlier of such employee’s termination without cause, or August 1, 2010. These payments began to accrue on May 1, 2010, and will continue to accrue until the earlier of (i) August 1, 2010, (ii) the date the participant terminates his or her employment for any reason, or (iii) the date the Company terminates his or her employment for any reason other than for cause. None of the Company’s named executive officers participate in this component of the Plan.

Except as described above with respect to the reduction in the Covered Employees’ severance, payments under the Plan will be in addition to any salary and benefits earned during the employee’s continued employment with the Company, any accrued but unused vacation payments through the date of termination, and any severance payments under the Company’s standard employee severance policy or the severance provided under the employee’s employment arrangement with the Company.

Item 7.01. Regulation FD Disclosure.

On June 21, 2010, MiddleBrook filed its unaudited monthly operating report (the “Monthly Operating Report”) for the period May 1, 2010 through May 31, 2010 with the Bankruptcy Court. A copy of the Monthly Operating Report is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with reporting requirements of the Bankruptcy Court and the Bankruptcy Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”). The financial information contained in the Monthly Operating Report is preliminary and unaudited and does not purport to show the Company’s financial statements in accordance with generally accepted accounting principles (“GAAP”) and, therefore, may exclude items required by GAAP. The Monthly Operating Report also does not include footnotes that would ordinarily be contained in the financial statements in the Company’s quarterly and annual reports filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Monthly Operating Report contains information for periods that may be shorter or otherwise different from those contained in reports required pursuant to the Exchange Act. The financial information has not been reviewed or otherwise verified for accuracy or completeness by our independent registered public accountants, and there can be no assurance that the Monthly Operating Report is complete. The Company cautions readers not to place undue reliance on the Monthly Operating Report, which may be subject to revision. The Monthly Operating Report is in the format required by the Bankruptcy Court and the Bankruptcy Code and should not be used for investment purposes. The information in the Monthly Operating Report should not be viewed as indicative of future results.

The information furnished pursuant to Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.

Item 8.01. Other Events.

On June 7, 2010, the Bankruptcy Court entered a Final Order Establishing Notification and Hearing Procedures for Transfers of Equity Securities (the “Final Order”). The Final Order establishes notice and waiting periods to govern certain transfers of MiddleBrook’s equity securities, as well as procedures for objecting to such transfers in certain circumstances, and provides that transfers of MiddleBrook equity securities in violation of such procedures are void.

The foregoing description of the terms of the Final Order does not purport to be complete and is qualified in its entirety by reference to the Final Order, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits

          The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit
Number	Description
99.1	Monthly Operating Report for the Period from May 1, 2010 to May 31, 2010
99.2	Final Order Establishing Notification and Hearing Procedures for Transfers of Equity Securities

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEBROOK PHARMACEUTICALS, INC.

Date: June 21, 2010	By:	/s/ David Becker

David Becker
Executive Vice President, Chief Financial Officer and Acting President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Monthly Operating Report for the Period from May 1, 2010 to May 31, 2010
99.2	Final Order Establishing Notification and Hearing Procedures for Transfers of Equity Securities